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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 12, 1997



                       DAIRY MART CONVENIENCE STORES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                 0-12497                                04-2497894
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          (Commission File Number)         (I.R.S. Employer Identification No.)


   210 BROADWAY EAST, CUYAHOGA FALLS, OHIO                      44222
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (330) 923-0421
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              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)
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

Item 5.           Other Events
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                  The Registrant has entered into a Third Amendment (the
"Amendment") to the Partnership Agreement of DM Associates Limited Partnership, a Connecticut limited partnership ("DM Associates"). The Amendment, made as of December 12, 1997, was executed by New DM Management Associates I, the general partner of DM Associates (the "General Partner"), HNB Investment Corp., the class A limited partner of DM Associates (the "Class A Limited Partner"), and the Registrant, as the class B limited partner of DM Associates. DM Associates is the holder of 638,743 shares of the class B common stock of the Registrant, representing approximately 41.8% of the outstanding shares of class B common stock.
                  The Amendment extends the term of DM Associates to December 12, 2002, subject to earlier dissolution pursuant to the terms of the Partnership Agreement of DM Associates, as amended through the date of the Amendment. The Amendment also provides the Class A Limited Partner with the right during specified periods to cause the securities held by DM Associates to be valued by an independent investment banking firm and, in the discretion of the Class A Limited Partner, sold at such appraised value or at such other amount as the Class A Limited Partner may determine, with the Registrant (or its designee), the General Partner (or its designee) and the general partners of the General

Partner (or their designees) having a first right to purchase the shares at their appraised value or such lower amount that may be offered by a third-party unaffiliated buyer. The Amendment also provides that for a one-year period following any dissolution of DM Associates and the resulting distribution of the securities held by DM Associates to the Class A Limited Partner (or its designee), the General Partner will have a right of first refusal with respect to any sale of such shares by the Class A Limited Partner (or its designee).

                  The Registrant also amended its Preferred Stock Purchase Plan (the "Plan") to provide that none of the Class A Limited Partner, any purchaser of the shares held by DM Associates in accordance with the terms of the Amendment or any transferee of the Class A Limited Partner or any such purchaser will be deemed to be an "Acquiring Person" as defined in the Plan. The Registrant also agreed in the Amendment not to further amend the Plan or adopt any successor plan or amendment to its certificate of incorporation or by-laws that would (i) impair or restrict the ability of DM Associates to sell its securities pursuant to the Amendment, (ii) dilute or adversely affect the voting rights of the securities held by DM Associates or (iii) otherwise frustrate the terms of the Amendment.



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


                  The foregoing description of the Amendment is only a summary and is qualified in its entirety by reference to the terms of the Amendment. A copy of the Amendment is attached as an exhibit hereto and incorporated herein by reference.




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

                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DAIRY MART CONVENIENCE STORES, INC.


                                    By     /s/ Gregory G. Landry
                                               ---------------------------------
                                      Name:    Gregory G. Landry
                                     Title:    Executive Vice President




December 22, 1997




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

                                  EXHIBIT INDEX
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Exhibit No.                                 Description
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         1.                Third Amendment to Partnership Agreement of DM
                           Associates Limited Partnership





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